Seres Therapeutics Investor Presentation  August 13, 2024 Exhibit 99.2

Disclaimers Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements about the financial terms, timing and completion of the sale of VOWST assets to SPN; the use of proceeds of the transaction, including the ability to retire our senior secured debt facility; the timing and results of our clinical studies and data readouts; future product candidates, development plans and commercial opportunities; operating plans and our future cash runway for any period of time; our ability to generate additional capital; our planned strategic focus; anticipated the timing of any of the foregoing; and other statements which are not historical fact. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: (1) we have incurred significant losses, are not currently profitable and may never become profitable; (2) our need for additional funding; (3) our history of operating losses; (4) the restrictions in our debt agreement; (5) our novel approach to therapeutic intervention; (6) our reliance on third parties to conduct our clinical trials and manufacture our product candidates; (7) the competition we will face; (8) our ability to protect our intellectual property; (9) our ability to retain key personnel and to manage our growth; (10) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; (11) our failure to obtain stockholder approval for the proposed transaction or to satisfy any of the other conditions to the completion of the proposed transaction; (12) the effect of the announcement of the proposed transaction on our ability to retain and hire key personnel and maintain relationships with our customers, suppliers, advertisers, partners and others with whom we do business, or on our operating results and businesses generally; (13) the risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction and the obligation to provide transition services; (14) our failure to receive the installment payments or the milestone payments in the future; (15) the significant costs, fees and expenses related to the proposed transaction; (16) the uncertainty of impact of the 50/50 profit and loss sharing arrangement on our reported results and liquidity; and (17) the risk that the proposed transaction will not be completed within the expected time period or at all; and (18) we may not be able to realize the anticipated benefits of the proposed transaction. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC), on May 8, 2024, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Seres Therapeutics, Inc. © 2024

Disclaimers Important Information about the Transaction and where to Find it This presentation is being made in respect of the proposed transaction involving Seres Therapeutics, Inc., a Delaware corporation (“Seres”) and Société des Produits Nestlé S.A., a société anonyme organized under the laws of Switzerland (“SPN”). Seres intends to file with the Securities and Exchange Commission (the “SEC”), a proxy statement and other relevant documents in connection with a special meeting of Seres’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Seres and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF SERES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SERES AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Seres with the SEC at the SEC’s website at www.sec.gov or from Seres at its website at ir.serestherapeutics.com. Participants in the Solicitation Seres and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Seres’ stockholders in connection with the proposed transaction will be set forth in Seres’ definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by Seres’ stockholders. You may also find additional information about Seres’ directors and executive officers in Seres’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 5, 2024, Seres’ Definitive Proxy Statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 5, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Seres Therapeutics, Inc. © 2024

Transforming patient outcomes using proprietary consortia of live biotherapeutics Strong foundation Validated platform with VOWST® clinical and regulatory success Asset sale strengthens balance sheet, expected to extend runway to Q4 ‘25 Wholly-owned cultivated pipeline: SER-155, SER-147, beyond Near-term catalyst SER-155 Phase 1b study to prevent infections, GvHD in allo-HSCT patients Placebo-controlled Cohort 2 clinical data in Sept ‘24 Blockbuster opportunity Aim for global pivotal study for SER-155 in allo-HSCT Potential to initiate multiple clinical studies in the next 12-18 months Target SER-155 indication expansion in biologically adjacent populations (e.g., blood cancers, solid organ transplant) Expansive potential SER-147 to prevent infections in chronic liver disease planned for IND in late 2025 Current focus of preventing life-threatening infections Potential to treat immune-related diseases (including IBD) Seres Therapeutics, Inc. © 2024

Validated Platform: Seres pioneered the development and FDA approval of VOWST as the first-ever oral live microbiome therapeutic FDA approved (April 2023) to prevent the recurrence of C. difficile infection in adults Approximately 88% sustained clinical response rate (C. diff. recurrence, at up to 8 weeks) DRAMATIC CLINICAL BENEFIT – Preventing infection recurrence Seres Therapeutics, Inc. © 2024

VOWST asset sale a transformational transaction for Seres KEY FINANCIAL TERMS VOWST asset purchase agreement provides infusion of capital and supports pipeline development Asset sale expected to extend operational runway into Q4 2025 Will retire debt and other obligations $100M upfront payment to Seres, less ~$20M in net obligations due to an affiliate of SPN $15M equity investment by SPN at closing $60M prepaid sales-based milestone at closing $75M in deferred payments due in 2025 (less ~$1.5M in employment-related payments) $275M in potential future sales-based milestone payments (subject to reductions for interest on prepaid milestone payment) Seres Therapeutics, Inc. © 2024 Transaction expected to close within 90 days of August 2024 deal signing, subject to customary closing conditions SPN: Société des Produits Nestlé S.A.

Potential to treat a range of vulnerable patient populations Seres Therapeutics, Inc. © 2024 Blood cancers (including HSCT, CAR-T) Solid organ transplant ICU & long-term care patients Chronic liver disease Target population characteristics Opportunities to prevent bacterial infections and immune-related disease Immune suppression GI microbiome functional disruption Antibiotic use Neutropenia Time in hospital/care settings Lost epithelial or mucosal barrier integrity Prevent life-threatening infections (current focus) Treat immune-related diseases Inflammatory bowel disease Graft vs. host disease (GvHD) Checkpoint colitis Radiation enteritis HSCT: hematopoietic stem cell transplant; CAR-T: chimeric antigen receptor T-cell therapy

GI microbiome functional disruption leads to disease susceptibility Functionally disrupted Healthy GI Microbiome: Commensal microbes Pathogenic microbes Seres Therapeutics, Inc. © 2024 Pathogen domination Lost barrier & mucosal integrity Unfavorable immune responses IMPACTED BIOLOGY

Seres’ biotherapeutics designed to restore functionality and health Formulated for oral administration Bacteria selected based on desired functional properties Cultivated in Seres labs from master cell banks Bacteria engraft and restructure GI microbiome, restoring critical biology Pathogen inhibition Barrier integrity Immune function Seres Therapeutics, Inc. © 2024

Seres’ biotherapeutics have well-tolerated safety profile, reducing development risk Sources:  Nanayakkara et al, CA Cancer J Clin 2021; Penack et al, Blood Adv 2020; Zheng et al, Infect Dis Ther 2021 Seres Therapeutics, Inc. © 2024 Based on GI bacteria naturally found in healthy humans, and not associated with disease VOWST product profile includes well-tolerated safety without drug-related serious adverse events Well-tolerated safety profile in multiple clinical trials and patient populations Safety profile has potential to mitigate a primary cause of drug development failure

Near-term focus on SER-155 and SER-147 with potential to address expansive therapeutic opportunities Program Lead Indication & Development Stage Therapeutic Objectives Potential Additional Indications SER-155 Allogeneic HSCT: Ongoing Phase 1b Cohort 2 (placebo controlled) Reduce incidence of serious bacterial infections (e.g., BSIs), febrile neutropenia, and GvHD Autologous HSCT Blood cancers CAR-T Solid organ transplant SER-147 Chronic liver disease: Anticipate IND ready in H2 2025 Reduce incidence of serious bacterial infections (e.g., SBP, BSIs) and related complications ICU patients Long-term care patients provides clinical validation Reduces risk of recurrent C. diff infections Well-tolerated safety profile Seres Therapeutics, Inc. © 2024 Immediate therapeutic focus: prevent life-threatening infections Future: potential to treat immune-related diseases BSI: bloodstream infection; SBP: spontaneous bacterial peritonitis

SER-155 is designed to reduce life-threatening complications of allo-HSCT

Allo-HSCT treatment regimen and SER-155


Chemotherapy
Anti-infectives
1st SER-155 dose
Allo-HSCT
infusion
Increased risk of infection, GvHD
Additional SER-155 dosing
-14
0
+100 Days
Conditioning
Immunosuppression
Extensive GI microbiome disruption

- **Only ~60% survival** 3 years post-transplant
- **~10% transplant mortality** in first 100 days post-transplant
- **~80% of adult deaths in first 100 days caused by complications** of procedure; half of these due to infections and GvHD
- Complications have substantial impact: mortality, cost, hospital stay

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Seres Therapeutics, Inc. © 2024

Sources: CIBMTR 2023 US summary slides; Penack et al, *Blood Adv* 2020; Khan et al, *Blood* 2021; Peled et al, *NEJM* 2020; Stein-Thoeringer et al, *Science* 2019; Bleakley & Riddell, *Nat Rev Cancer* 2004

GI pathogen domination: frequent and associated with mortality in allo-HSCT Enterococcus domination in allo-HSCT associated with increased mortality allo-HSCT recipients frequently experience pathogen domination in GI tract Sources:  Peled et al, NEJM 2020; Stein-Thoeringer et al, Science 2019; Kusakabe et al, BBMT 2020 Seres Therapeutics, Inc. © 2024 Months after HSCT 0 5 10 15 20 1.0 0.8 0.6 0.4 0.0 0.2 Proportion of patients survived Day relative to HSCT -28 -14 0 14 28 1.00 0.75 0.50 0.25 0.00 Fraction of sample

SER-155 restores critical biology in murine and *in vitro* models

Pathogen inhibition

Reduces known human pathogens in murine models

Declining VRE titers **Declining CRE titers**





* p ≤ 0.02
** p ≤ 0.009

*** p = 0.0007
**** p < 0.0001

Barrier integrity

Enhances epithelial barrier integrity in colonic epithelial membrane assay


Barrier Permeability
2000
1500
1000
500
0
SER-155 + IFN
Neg. Control Consortia + IFN
Assay Control + IFN

p ≤ 0.0001 for all comparisons

Immune function

Increases Treg differentiation and decreases proinflammatory T cells in murine models


Treg Cells
%FoxP3+ (of CD4+ T cells)
50
40
30
20
10
0
SER-155
Neg. Control Consortia

p ≤ 0.004

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SERES THERAPEUTICS

Ongoing SER-155 Phase 1b study evaluating safety, pharmacology, and efficacy in adult HSCT recipients SER-155 COHORT 1 Open-label (n=13) COHORT 2 Placebo-controlled 1:1 (n=45 enrolled) Primary Endpoints: Safety and tolerability SER-155 bacterial strain engraftment Received US FDA Fast Track Designation in December 2023 Key Secondary Endpoints: Bacterial pathogen abundance Incidence of bloodstream and GI infections and acute GvHD Incidence and duration of febrile neutropenia SER-155 Placebo results reported May 2023 results expected Sept. 2024 Seres Therapeutics, Inc. © 2024

Cohort 1 data demonstrate favorable safety and pathogen reduction

Cohort 1 study population results (n=13)

- ✓ SER-155 well-tolerated - no serious attributed adverse events
- ✓ Engraftment of SER-155 bacterial strains confirmed
- ✓ Substantial reduction in cumulative incidence of pathogen domination, a biomarker associated with the risk of serious GI infections, bloodstream infections, and GvHD.

SER-155 associated with **reduced pathogen domination** vs. reference cohort

- 11% with domination in Day 0-30 in **SER-155 cohort** vs. 64% reference cohort
- Pathogen domination in cohort 1 was transient



Cumulative Incidence of Pathogen Domination in GI
100
80
60
40
20
0
0
5
10
15
20
25
30
Days post HSCT
Reference Cohort: Incidence 64% (293 of 459 subjects)
SER-155 Cohort: Incidence 11% (1 of 9 subjects)

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Source: Seres clinical trial data announced May 2023; Memorial Sloan Kettering Cancer Center allo-HSCT patient data

SERES THERAPEUTICS

Cohort 2 placebo-controlled clinical results anticipated in September 2024  Cohort 2 clinical outcomes (n=45 enrolled) Safety Profile Favorable safety profile would validate path forward in other vulnerable populations SER-155 Bacterial Engraftment and Desired Functional Pharmacology Engraftment would confirm desired SER-155 biological activity and inform future indication selection Efficacy (Infections, Febrile Neutropenia, and GvHD) Reductions in incidence and durations of infectious endpoints (bloodstream infections, GI infections, febrile neutropenia) and GvHD would validate path forward in infection protection Seres Therapeutics, Inc. © 2024

Viral prophylaxis provides precedent in medically vulnerable patients

Prevymis - increasingly used for viral infection prophylaxis (e.g., allo-HSCT and solid organ transplant populations)

PREVYMIS (letermovir)
240 mg, 480 mg tablets
Injection 20 mg/mL

$605M '23 WW sales

- Reduces CMV infection in allo-HSCT recipients
- Lowers mortality rate

- Overall cost of allo-HSCT is high (~$400K US year 1 allo-HSCT costs)
- Transplant-related complications (e.g., infections) raise cost by ~$180K
- Infections result in longer hospital stays, readmissions, increased ICU utilization

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Sources: CMS.gov; Broder et al, *Am Drug Health Benefits* 2017; Perales et al, *Biol Blood Marrow Transplant* 2017

SERES THERAPEUTICS

SER-155 allo-HSCT commercial opportunity is meaningful

- ✓ Serious bacterial infections are frequent, creating a strong medical rationale for prophylaxis to prevent infections and complications
- ✓ ~10K patients in U.S. and ~13K in top 15 EU markets
- ✓ Very high overall cost of allo-HSCT, and related cost of complications supports financial rationale to treat
- ✓ Well-defined treatment centers could rapidly adopt as a new standard of care

Sources: CIBMTR; HRSA; Passweg et al, *BMT* 2021; IQVIA; Broder et al, *Am Drug Health Benefits* 2017; Perales et al, *Biol Blood Marrow Transplant* 2017

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SERES THERAPEUTICS

Accelerating SER-155 clinical development on positive Ph1b outcomes Global SER-155 development and commercialization in broad range of indications in medically vulnerable populations Aim for global pivotal study in allo-HSCT Potential to follow successful precedent from VOWST development, utilizing modest study enrollment Engage regulators SER-155 has Fast Track Designation from FDA Plan to seek Orphan and Breakthrough Designations Engage EMA and countries to assess path forward Enable rapid indication expansion in adjacent populations Seres Therapeutics, Inc. © 2024

Anticipated SER-155 expansion in biologically adjacent populations

Population	Transplants / diagnoses per year (US + EU)
Autologous HSCT	~30K
Blood cancers with high neutropenia rates (acute myeloid leukemia, multiple myeloma, B cell non-Hodgkin's lymphomas)	~190K
Solid organ transplant (liver, kidney)	~65K

Potential to initiate multiple clinical studies within the next 12-18 months

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Sources: CIBMTR; Passweg et al, *BMT* 2021; US Organ Procurement & Transplantation Network; International Registry in Organ Donation and Transplantation; US National Cancer Institute SEER Program; American Cancer Society; European Cancer Information System

SERES THERAPEUTICS

SER-147 in development to prevent infections in chronic liver disease patients

Substantial unmet need

0.5M (US) 2.1M (EU)

~50% experience bacterial infections in a 6 month period

~20-25% of infections are spontaneous bacterial peritonitis and bloodstream infections likely to be gut-seeded

Promising preclinical data

SER-147 designed to reduce pathogens causing gut-seeded SBP and BSIs in liver disease patients

Example: 1-3 log reduction of *E. coli* in *in vivo* models, plus reduction of other pathogens

Declining *E. coli* titers


CR-E. coli CFU/mL
Passage
3
4
5
6
8
9
10
11
14
16
18
20
21
Antibiotic Conditioning
SER-147 Dosing
LOD
No Treatment
SER-147 Treatment

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Sources: GBD 2017 Cirrhosis Collaborators, *Lancet Gastroenterology & Hepatology* 2020; United Nations world population data; Trebicka et al, *J Hepatol* 2020; Seres preclinical data from 2023 IDWeek

SERES THERAPEUTICS

End-to-end capabilities & expertise for discovery and development of bacterial live biotherapeutics GI microbiome biomarker & drug target identification Proven discovery, pharmacology, and clinical capabilities Clinical translation & patient subpopulation insights Lead candidate design, screening, optimization, & drug pharmacology Regulatory expertise pioneering a novel biotherapeutic class Proprietary know-how on clinical trial design and execution Novel biotherapeutic GMP manufacturing & quality Seres Therapeutics, Inc. © 2024

Manufacturing platform delivers defined consortia in oral formulation using cost-effective production Novel formulations enabling consistent drug product composition, drug stability for distribution, and targeted drug delivery Quality systems to ensure product quality and stability, extending prior regulatory successes, including developing product release specifications with the FDA Highly intensive strain bioprocessing leveraging flexible, single-use manufacturing technology for cost-effective production Strain isolation and characterization pipeline to rapidly identify cGMP-suitable medium components Seres Therapeutics, Inc. © 2024

Maximizing opportunity going forward SER-155 Allo-HSCT: September ‘24 Phase 1b readout; global pivotal study if successful Indication expansion in biologically adjacent populations (e.g., auto HSCT, CAR-T, blood cancers, solid organ transplants) Prevent life-threatening infections in additional populations Treat immune-related diseases (e.g., IBD, GvHD, checkpoint colitis, radiation enteritis) Additional Opportunities SER-147 Chronic liver disease: anticipate IND ready in H2 2025 Indication expansion (e.g., ICU and long-term care patients) rCDI: Proven clinical and regulatory success; asset sale to Nestlé; Seres to participate in future milestones VOWST Seres Therapeutics, Inc. © 2024

Summary and path forward

Developing a pipeline of novel biotherapeutics in areas of high unmet need

- Successful VOWST development validates using biotherapeutics for preventing life-threatening infections
- Pipeline aims to bring transformative medicines to a wider set of patients, led by SER-155 with SER-147 anticipated to be IND ready in H2 2025

Near-term SER-155 Phase 1b clinical results

- Ongoing Phase 1b study in allo-HSCT patients for prevention of bacterial infections, febrile neutropenia, and acute GvHD
- Placebo-controlled Cohort 2 clinical data expected in September

VOWST asset sale strengthens financial position

- VOWST asset sale expected to close 90 days from August deal signing, with $175M due at closing less an ~$20M settlement of net obligations, and $75M (less ~$1.5M in employment-related payments) in installment payments due in 2025 + $275M potential future milestones
- $71.2M in cash at end Q2 2024; asset sale expected to extend cash runway into Q4 2025
- 151.5M shares of MCRB outstanding as of May 6, 2024; additional ~14M issued at closing

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Seres Therapeutics, Inc. © 2024
SERES THERAPEUTICS